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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2004

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                      0-028176                 36-1433610
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois          60606
      (Address of Principal Executive Offices)              (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

         As previously announced, Manny A. Brown, an Executive Vice President of the Company, tendered his resignation effective December 17, 2004.

         In connection with Mr. Brown's resignation, on December 13, 2004, the Company and Mr. Brown entered into a Separation and Release Agreement (the "Separation Agreement"). Pursuant to the terms of the Separation Agreement, in full satisfaction of the Company's obligations under the Employment and Severance Agreement dated March 17, 1997 between the Company and Manny A. Brown (the "Employment Agreement"), the Company will pay $688,345.00 to Mr. Brown on or prior to January 16, 2005, less the appropriate taxes as set forth in the Separation Agreement. In addition, pursuant to the Separation Agreement and consistent with the Employment Agreement, the Company is required to continue to keep in force policies of medical, accident, disability and life insurance with respect to Mr. Brown for a period of up to 18 months and to share the costs of such continuation in the same proportion as such costs were previously shared for a period of up to 18 months. Furthermore, pursuant to the Separation Agreement, Mr. Brown's employment with the Company was deemed to have been terminated for Good Reason (as defined in the Employment Agreement) and therefore his awards of restricted stock will vest in full and his options to purchase Company Common Stock will vest in full and remain exercisable for a period ending on the earlier of the expiration of the option and the date that is two years after his employment has terminated.

         A copy of the Separation Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHITEHALL JEWELLERS, INC.
                                                 (Registrant)


                                          By:  /s/ John R. Desjardins
                                               -------------------------------
                                                  John R. Desjardins
                                                  Executive Vice President
                                                  and Chief Financial Officer
Date:  December 15, 2004

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                                  EXHIBIT INDEX

           The following exhibit is furnished herewith as noted below.

      Exhibit No.             Exhibit
      -----------             -------

      10.1 Separation and Release Agreement, dated December 13, 2004, between the Company and Manny A. Brown